UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WPCS INTERNATIONAL INCORPORATED
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WPCS INTERNATIONAL INCORPORATED
One East Uwchlan Avenue, Suite 301
Exton, Pennsylvania 19341

Telephone:  (610) 903-0400

November 19, 2010

 Dear Stockholders:

            You are cordially invited to attend the 2010 Annual Meeting of Stockholders of WPCS International, Incorporated. (the “Company”). The meeting will be held at 8:00 a.m., local time, on December 21, 2010, at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the 2010 Annual Report on Form 10-K for the year ended April 30, 2010.

            At this meeting you will be asked to elect five (5) directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2011, and to transact any other business as may properly come up before the meeting.

            Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on November 10, 2010, and to guests of the Company.

            If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

            If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the 2010 Annual Meeting in person may submit their ballot to the Management of the Company at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Andrew Hidalgo
Andrew Hidalgo Chief Executive Officer and Chairman of the Board of Directors

WPCS INTERNATIONAL INCORPORATED
One East Uwchlan Avenue, Suite 301
Exton, Pennsylvania 19341

Telephone:  (610) 903-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of WPCS International Incorporated (the “Company”) will be held on Tuesday, December 21, 2010, at 8:00 a.m. local time at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 for the purposes of:

1.
Electing the five (5) Directors nominated by the Company to serve until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until his earlier resignation or removal;

2.	Ratifying the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2011; and
3.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on November 10, 2010, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to stockholders on or about November 19, 2010.

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting of Stockholders
to be held on December 21, 2010:

The Proxy Statement and Annual Report on Form 10-K for the year ended April 30, 2010 are available at: http://www.allianceproxy.com/wpcs/2010

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Andrew Hidalgo
Andrew Hidalgo Chief Executive Officer and Chairman of the Board of Directors November 19, 2010

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

WPCS INTERNATIONAL INCORPORATED
One East Uwchlan Avenue, Suite 301
Exton, Pennsylvania 19341

Telephone:  (610) 903-0400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, DECEMBER 21, 2010

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of WPCS International Incorporated (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 on December 21, 2010, at 8:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about November 19, 2010.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on November 10, 2010, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Andrew Hidalgo, our Chief Executive Officer, and Joseph Heater, our Chief Financial Officer, or either one of them who acts, will vote:

•
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2011 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2011; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of November 10, 2010, there were 6,954,766 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.  Stockholders are entitled to one vote for each share of Common Stock held by them.

Thirty-three and one-third percent (33.33%) of the outstanding shares, or 2,318,256 shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, only the proposal to ratify the independent auditors at this meeting is considered a “routine” matter, and brokers are entitled to vote uninstructed shares only with respect to that proposal.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•
Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote; and

•
For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of WPCS International Incorporated (sometimes referred to as the “Company,” “WPCS,” “we” or “us”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders.  According to our records, you were a stockholder of the Company as of the end of business on November 10, 2010.

 You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about November 19, 2010 to all stockholders of record on November 10, 2010 (the “Record Date”) entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•    this proxy statement for the annual meeting; and

•   the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2010, as filed with the SEC on July 29, 2010.

What is the proxy card?

The proxy card enables you to appoint Andrew Hidalgo, our Chief Executive Officer, and Joseph Heater, our Chief Financial Officer, as your representative at the annual meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting.

When and where is the 2010 Annual Meeting being held?

            The 2010 Annual Meeting will be held on Tuesday, December 21, 2010 commencing at 8:00 A.M., local time, at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341.

Can I view these proxy materials over the Internet?

Yes.  The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended April 30, 2010 are available at http://www.allianceproxy.com/wpcs/2010.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on November 10, 2010 will be entitled to vote at the 2010 Annual Meeting.  On this record date, there were 6,954,766 shares of common stock outstanding and entitled to vote.

The 2010 Annual Meeting will begin promptly at 8:00 A.M., local time.  Check-in will begin one-half hour prior to the meeting.  Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on November 10, 2010 your shares were registered directly in your name with WPCS’ transfer agent, Interwest Transfer and Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 10, 2010, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the 2010 Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

            1.         To elect five (5) nominees for director named herein to hold office for one year or until the 2011 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

            2.         To ratify the selection of J.H. Cohn LLP, as the Company’s independent auditors for the year ending April 30, 2011; and

            3.         To transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

The Board of Directors is not currently aware of any other business that will be brought before the 2010 Annual Meeting.

How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify.  For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the 2010 Annual Meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•     To vote in person, come to the annual meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance.  A list of stockholders eligible to vote at the annual meeting will be available for inspection at the 2010 Annual Meeting and for a period of ten days prior to the annual meeting during regular business hours at our principal executive offices, which are located at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341.

•     To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your completed and signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted.  Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the 2010 Annual Meeting?

            The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the issued and outstanding common stock, or 2,318,256 shares,  entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the 2010 Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the 2010 Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the five (5) nominees for director, “FOR” the ratification of J.H. Cohn LLP as independent registered public accountants of the Company for its fiscal year ending April 30, 2011, “FOR” approval of any adjournment of the 2010 Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of the five (5) nominees to the Board of Directors and “FOR” the ratification of the appointment of J.H. Cohn LLP as our independent auditors for the fiscal year ending April 30, 2011, and “FOR” to transact such other business as my properly come before the meeting and all adjournments and postponements thereof.  Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.  We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another WPCS International Incorporated stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to the Company at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341, Attn: Chief Financial Officer.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares   as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

Our election of directors (Proposal No. 1) is considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes.  Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals.  The ratification of the Company’s auditors is a routine proposal on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock.  Accordingly, no broker non-votes will result from these proposals.  The other proposals may result in broker non-votes, however, these will have no effect on or be counted towards the vote totals for, such other proposals.

How many votes are needed to approve each proposal?

For the election of directors, each of the five (5) nominees receiving “For” votes at the meeting in person or by proxy will be elected.  All other matters require approval for the favorable vote of a majority of the votes cast on the applicable matter at the annual meeting in person or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

  •   as necessary to meet applicable legal requirements;

  •   to allow for the tabulation and certification of votes; and

  •   to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be discussed in a Form 8-K filed after the annual meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at WPCS International Incorporated, One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341, or by sending a letter to Joseph Heater, our Chief Financial Officer, with any questions about the proposal described in this proxy statement or how to execute your vote.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

NAME	AGE	POSITION

Andrew Hidalgo	54	Chief Executive Officer and Chairman of the Board of Directors
Michael Doyle	55	Director
Norm Dumbroff	49	Director
Neil Hebenton	54	Director
William Whitehead	54	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors, has been furnished to the Company by the respective director nominees:

Andrew Hidalgo, Chairman, Chief Executive Officer and Director

Mr. Hidalgo has been our Chairman of the Board and Chief Executive Officer since our inception in November 2001 and served in the same capacity with the predecessor company WPCS Holdings, Inc. since September 2000. He is responsible for our operations, strategic initiatives and executive management team. Prior to that, Mr. Hidalgo held various positions in operations, sales and marketing with Applied Digital Solutions, the 3M Company, Schlumberger and General Electric. He attended Fairfield University in Fairfield, Connecticut. Mr. Hidalgo’s experience with communications infrastructure services and his executive experience in operations, business development and mergers and acquisitions, including serving as our Chief Executive Officer, was instrumental in his selection as a member of our board of directors.

Michael Doyle, Director

Mr. Doyle became a director of WPCS in November 2008. He is the Founder and President of Broader Vision LLC. Mr. Doyle also serves as a member of the Board of Directors of RCH Cable (since February 2009) and Chairman of the Board for the non-profit Mommy’s Light Lives on Fund (since 2003). Mr. Doyle has served as a key executive for Comcast Corporation from November 1983 until his retirement in 2009. He was most recently president of Comcast’s Eastern Division, the largest division of Comcast Cable group from November 1983 until his retirement in January 2009.  Mr. Doyle received a B.A. from Drew University. Mr. Doyle’s operational and financial experience in the communications industry was instrumental in his selection as a member of our board of directors.

Norm Dumbroff, Director

Mr. Dumbroff became a director of WPCS in November 2002. Since April 1990, he has been the Chief Executive Officer of Wav Incorporated, a distributor of wireless products in North America. Prior to Wav Incorporated, Mr. Dumbroff was an engineer for Hughes Aircraft. He holds a B.S. degree in Computer Science from Albright College. Mr. Dumbroff’s experience with wireless communications, his engineering background and his senior executive experience was instrumental in his selection as a member of our board of directors.

Neil Hebenton, Director

Mr. Hebenton became a director of WPCS in October 2002. Since February 2002, he has been Senior Director, Business Development, for Perceptive Informatics, Inc. (a subsidiary of PAREXEL International Corp.), a company offering clinical trial data management software applications to pharmaceutical and biotechnology companies. From January 1998 to January 2002, he was the Managing Director for the U.K. based FW Pharma Systems, a multi-million dollar application software company serving the pharmaceutical and biotechnology sectors. Prior to that, Mr. Hebenton has held a variety of operational, scientific and marketing positions in Europe with Bull Information Systems (BULP-Paris, Frankfurt, Zurich) and Phillips Information Systems. He received his B.S. in Mathematics from the University of Edinburgh, Scotland. Mr. Hebenton’s experience in international business development was instrumental in his selection as a member of our board of directors.

William Whitehead, Director

Mr. Whitehead became a director of WPCS in October 2002. Since October 1998, he has been the Chief Financial Officer for Neutronics Incorporated, a multi-million dollar process and safety systems manufacturer. Mr. Whitehead has held a variety of financial management positions with Deloitte & Touche and was Division Controller for Graphic Packaging Corporation from April 1990 to March 1998. After attending West Point, Mr. Whitehead received a B.S. in Accounting from the Wharton School at the University of Pennsylvania and received his M.B.A. from the Kellogg Graduate School at Northwestern University. Mr. Whitehead’s extensive experience as a senior financial executive and financial management consultant was instrumental in his selection as a member of our board of directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

Information About The Board Of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board and the Board committees meet during fiscal 2010?

During fiscal 2010, the Board of Directors held three meetings and the Audit Committee held four meetings. The Board, Audit Committee, Executive Committee and Nominating Committee also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Executive, and Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership
1. Name	Audit Committee	Executive Committee	Nominating Committee
Andrew Hidalgo
Michael Doyle	*	**	*
Norm Dumbroff	*	*	*
Neil Hebenton	*	*	**
William Whitehead	**	*	*

  * Member of Committee
** Chairman of Committee

Audit Committee

Our Audit Committee currently consists of William Whitehead, Norm Dumbroff, Neil Hebenton and Michael Doyle, with Mr. Whitehead elected as Chairman of the Committee. Our Board of Directors has determined that each of Messrs. Whitehead, Dumbroff, Hebenton and Doyle are “independent” as that term is defined under applicable SEC rules and under the current listing standards of the NASDAQ Stock Market. Mr. Whitehead is our audit committee financial expert.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. Our Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

Executive Committee

Our Executive Committee currently consists of Michael Doyle, Norm Dumbroff, Neil Hebenton, and William Whitehead with Mr. Doyle elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market. Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Executive Committee.

Our Executive Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Nominating Committee

Our Nominating Committee currently consists of Neil Hebenton, Norm Dumbroff, William Whitehead and Michael Doyle, with Mr. Hebenton elected as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market.

Our Nominating Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at WPCS International Incorporated.

•
The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

•
A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Directors serve without compensation and without other fixed remuneration.  Directors are entitled to receive discretionary bonuses and stock options under our stock option plans as determined by the Board of Directors.  We reimburse our directors for expenses incurred in connection with attending Board meetings.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. Except as disclosed below, we believe that, during fiscal 2010, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

•	A late Form 4 was filed by Donald Walker relating to the exercise of 6,250 options and the sale of such 6,250 shares issued upon exercise of the options.

•
Form 4 reports were not filed by Andrew Hidalgo, Joseph Heater, Gary Walker and Jeffrey Voacolo relating to stock options granted in the amounts of 40,000, 20,000, 3,000 and 3,000, respectively.  The options, except those issued to Jeffrey Voacolo, vest 33% on October 28, 2010, 33% on October 28, 2011 and 34% on October 28, 2012 at an exercise price of $3.14 per share. The options issued to Jeffrey Voacolo, vest 33% on March 23, 2011, 33% on March 23, 2012 and 34% on March 23, 2013 at an exercise price of $3.08 per share.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of J.H. Cohn LLP as the independent registered public accounting firm of the Company for the year ending April 30, 2011, subject to ratification of the appointment by the Company's stockholders. A representative of J.H. Cohn LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended April 30, 2010

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 30, 2010, for filing with the SEC.

Audit Fees

The aggregate fees billed by our independent auditors, for professional services rendered for the audit of our annual financial statements for the years ended April 30, 2010 and 2009, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years were $378,975 and $423,464, respectively.

Audit-Related Fees

We incurred fees to our independent auditors of $4,000 and $12,100, respectively, for audit related fees during the fiscal years ended April 30, 2010 and 2009.  These fees were related to the review of our registration statements prior to filing with the SEC.

Tax and Other Fees

We did not incur fees to our independent auditors for tax compliance services during the fiscal years ended April 30, 2010 and 2009.

The Board of Directors and Audit Committee have considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF J.H. COHN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED APRIL 30, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of November 10, 2010, the number of and percent of the Company's common stock beneficially owned by: (1) all directors and nominees, naming them, (2) our executive officers, (3) our directors and executive officers as a group, without naming them, and (4) persons or groups known by us to own beneficially 5% or more of our common stock.  The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from November 10, 2010 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of November 10, 2010 have been exercised and converted.

Name And Address Of Beneficial Owner (1)	Number of Shares Owned (2)		Percentage of Class (3)
Andrew Hidalgo	261,050	(4)	3.73%
Joseph Heater	26,667	(4)	*
James Heinz	74,524	(4)	1.07%
Myron Polulak	500	(4)	*
Jeffrey Voacolo	1,281	(4)	*
Michael Doyle	11,000	(4)	*
Norm Dumbroff	81,418	(4)	1.17%
Neil Hebenton	10,584	(4)	*
William Whitehead	14,584	(4)	*
All Officers and Directors as a Group (9 persons)	481,608	(4)	6.79%

Bryant R. Riley	532,321	(5)	7.65%
11100 Santa Monica Blvd., Suite 800
Los Angeles, California 90025

Karen Singer	437,774	(6)	6.30%
212 Vaccaro Drive
Cresskill, NJ 07626
___________
* Less than 1%.

(1)	The address for each of our officers and directors is One East Uwchlan Avenue, Exton, PA 19341.
(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of November 10, 2010 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentage based on 6,954,766 shares of common stock outstanding.
(4)
Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of November 10, 2010 or become exercisable within 60 days of that date: Andrew Hidalgo, 50,833 shares; Joseph Heater, 26,667 shares; James Heinz, 15,000 shares; Myron Polulak, 500 shares; Jeffrey Voacolo, 333 shares; Michael Doyle, 11,000 shares; Norm Dumbroff, 10,584 shares; Neil Hebenton, 10,584 shares; William Whitehead, 10,584 shares; and all officers and directors as a group, 136,085 shares.

(5)
As reported pursuant to a Schedule 13D/A filed with the Securities and Exchange Commission on September 17, 2010. Mr. Riley manages and owns all of the outstanding membership interests of Riley Investment Management LLC ("RIM"), a California registered investment advisor. RIM is the investment advisor to and general partner of Riley Investment Partners, L.P. ("RIP"). RIM is the investment advisor to other clients pursuant to investment advisory agreements. Mr. Riley owns 93,099 shares owned by him and Carleen Riley. RIP owns 196,122 shares of our common stock and RIM has sole investment and voting power over 243,000 shares held in managed accounts, and 100 shares of our common stock held by B. Riley & Co., LLC.  In addition, RIM has shared voting and dispositive power over 209,164 shares held by its investment advisory clients.  RIM disclaims beneficial ownership of the non-affiliated shares.

(6)	As reported pursuant to a Schedule 13G filed with the Securities and Exchange Commission on September 23, 2010.

EXECUTIVE COMPENSATION

The Executive Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Executive Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K.

Submitted by the Executive Committee
Michael Doyle, Chairman
Norm Dumbroff
Neil Hebenton
William Whitehead

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended April 30, 2010 should be read together with the compensation tables and related disclosures set forth below.

Compensation Philosophy and Objectives

We believe our success depends on the continued contributions of our named executive officers. Our named executive officers are primarily responsible for our growth and operations strategy, and the management of the day-to-day operations of our subsidiaries.   Therefore, it is important to our success that we retain the services of these individuals to ensure our future success and prevent them from competing with us should their employment with us terminate.

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. We strive to apply a uniform philosophy regarding compensation of all employees, including members of senior management. This philosophy is based upon the premise that our achievements result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place. The goals of our compensation program are to align remuneration with business objectives and performance and to enable us to retain and competitively reward executive officers and employees who contribute to our long-term success.  In making executive compensation and other employment compensation decisions, the Executive Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on our achievement and individual performance criteria.

The Executive Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Executive Committee may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Executive Committee considers individual and company performance, as well as market information regarding compensation paid by other companies in our industry.

In order to achieve the above goals, our total compensation packages include base salary, annual bonus, as well as long-term compensation in the form of stock options.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, and expected contributions to our company. Base salary is continuously evaluated by competitive pay and individual job performance. Base salaries for executives are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

Bonuses. A component of each executive officer’s potential annual compensation may take the form of a performance-based bonus. Contractually, our Executive Vice Presidents are entitled to receive an annual bonus of 3% of the annual profit before interest and taxes of the designated subsidiaries assigned to him. Our CEO and CFO are entitled to an annual bonus, to be determined at the discretion of the Executive Committee, based on our financial performance and the achievement of the officer’s individual performance objectives.

Long-Term Incentives. Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of our stock. The Executive Committee believes that employee equity ownership provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of our stockholders. Grants of stock options to executive officers are based upon each officer’s relative position, responsibilities and contributions, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are generally granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price.  Although the expenses of stock options affect our financial statements negatively, we continue to believe that this is a strong element of compensation that focuses the employees on financial and operational performance to create value for the long-term.

With regard to our option grant practice, the Executive Committee has the responsibility of approving all stock option grants to employees.  Stock option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desired pay positioning relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective and to ensure option usage consistent with option pool forecasts.   Based on the definition of fair market value in our stock option plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date.  We do not time the granting of our options with any favorable or unfavorable news released by us. Proximity of any awards to an earnings announcement or other market events is coincidental.

Executive Equity Ownership

We encourage our executives to hold an equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Tax and Accounting Considerations

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts deductibility of executive compensation paid to our Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Executive Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under our 2002 Stock Option Plan, the 2006 Incentive Stock Plan, and the 2007 Incentive Stock Plan, generally qualify for an exemption from these restrictions imposed by Section 162(m). In the future, the Executive Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

Accounting for Stock-Based Compensation. We record compensation expense for the fair value of stock-based compensation.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Contract with Andrew Hidalgo

On February 1, 2010, we entered into a five-year employment contract with Andrew Hidalgo, our Chairman and Chief Executive Officer with a base salary of $325,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another five years from the anniversary date. In addition, Mr. Hidalgo is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

Contract with Joseph Heater

On February 1, 2010, we entered into a five-year employment contract with Joseph Heater, our Chief Financial Officer with a base salary of $250,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another five years from the anniversary date.  In addition, Mr. Heater is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

Contract with James Heinz

On April 1, 2010, we entered into a three-year employment contract with Mr. Heinz with a base salary of $176,000 per annum.  At the end of the initial term of the agreement and each one year anniversary thereafter, the agreement will automatically renew for another year unless terminated by either party upon 30 days written notice prior to a renewal term.  In addition, Mr. Heinz is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Heinz is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Heinz for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Heinz is also entitled to receive an annual bonus of 3.0% of operating income, before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Contract with Myron Polulak

On December 1, 2008, we entered into a three-year employment contract with Mr. Polulak with a base salary of $160,000 per annum.  At the end of the initial term of the agreement and each one year anniversary thereafter, the agreement will automatically renew for another year unless terminated by either party upon 30 days written notice prior to a renewal term.  In addition, Mr. Polulak is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Polulak is entitled to receive an annual bonus of 3.0% of earnings before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Contract with Jeffrey Voacolo

Effective March 1, 2010, we entered into a three-year employment contract with Mr. Voacolo with a base salary of $165,000 per annum.  At the end of the initial term of the agreement and each one year anniversary thereafter, the agreement will automatically renew for another year unless terminated by either party upon 30 days written notice prior to a renewal term.  In addition, Mr. Voacolo is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Voacolo is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Voacolo for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Voacolo is also entitled to receive an annual bonus of 3.0% of operating income, before the deduction of interest and income taxes of designated subsidiaries assigned by us.

For each of the named executive officers listed above, in the event of a change in control, whereby the executive officer is terminated without cause, or resigns for certain “good reasons” we are required to pay the named executive officer a severance payment.  The severance payment is the salary and benefits amount owed under the respective employment agreement from the date of termination through the remaining term of the employment agreement.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, the two highest paid executive officers and two other highest paid individuals whose total annual salary and bonus exceeded $100,000 for fiscal years 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (5)	All Other Compensation ($)		Total ($)

Andrew Hidalgo	2010	325,000	60,000	6,704	11,359	(6)	403,063
Chairman, Chief Executive Officer	2009	318,750	50,400	5,927	11,359	(6)	386,436
and Director (1)

Joseph Heater	2010	250,000	45,000	3,352	-		298,352
Chief Financial Officer (2)	2009	245,417	36,000	2,963	-		284,380

James Heinz	2010	161,245	79,627	-	-		240,872
Executive Vice President (3)	2009	160,000	66,461	2,963	-		229,424

Donald Walker	2010	162,500	109,735	838	-		273,073
Senior Vice President (4)	2009	160,000	86,116	2,963	-		249,079

(1)	Mr. Hidalgo has served as Chairman, Chief Executive Officer and Director since May 24, 2002.
(2)	Mr. Heater has served as Chief Financial Officer since July 15, 2003.
(3)	Mr. Heinz has served as Executive Vice President since April 2, 2004.
(4)	Mr. Walker served as Senior Vice President of the Suisun City Operations between November 1, 2009 and August 27, 2010.
(5)
Represents the dollar amount of stock-based  compensation expense recognized in fiscal 2010 and 2009 for  stock option awards granted in fiscal 2010 and 2009  as discussed in Note 2, "Summary of Significant Accounting Policies” of the Notes to Consolidated Financial Statements included elsewhere in this Annual Report on Form 10-K.

(6)	Represents lease payments for use of company-leased vehicle.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding the number of stock options granted to named executive officers during fiscal 2010.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Andrew Hidalgo	10/28/09	40,000	3.14	55,183
Joseph Heater	10/28/09	20,000	3.14	27,591
Gary Walker	10/28/09	3,000	3.14	4,139
Jeffrey Voacolo	3/23/10	3,000	3.08	4,133

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of April 30, 2010.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Andrew Hidalgo	126,690	-	$6.14	10/13/2010
	12,500	12,500	$6.33	3/14/2013
	12,500	12,500	$2.37	10/10/2013
	-	40,000	$3.14	10/28/2014

Joseph Heater	63,345	-	$6.14	10/13/2010
	7,500	7,500	$6.33	3/14/2013
	6,250	6,250	$2.37	10/10/2013
	-	20,000	$3.14	10/28/2014

James Heinz	38,007	-	$6.14	10/13/2010
	2,500	2,500	$6.33	3/14/2013
	6,250	6,250	$2.37	10/10/2013

Gary Walker	2,500	2,500	$6.33	3/14/2013
	2,500	2,500	$2.37	10/10/2013
	-	3,000	$3.14	10/28/2014

Jeffrey Voacolo	167	333	$5.70	8/11/2013
	-	3,000	$3.08	3/23/2015

Myron Polulak	500	1,000	$6.33	3/4/2013

Director Compensation

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2010 for services to our company.

Name	Fees Earned or Paid in Cash	Option Awards ($)	Total ($)
Norm Dumbroff (1)	11,000	4,140	15,140
Neil Hebenton (2)	11,000	4,140	15,140
William Whitehead (3)	11,000	4,140	15,140
Michael Doyle (4)	5,500	4,140	9,640
Total:	38,500	16,560	55,060

*
Amounts represent the stock-based compensation expense recognized in fiscal 2010 for awards granted in fiscal 2010 and 2009, as discussed in Note 2, "Summary of Significant Accounting Policies” of the Notes to Consolidated Financial Statements included elsewhere in this Annual Report on Form 10-K.

(1)	32,820 options were outstanding as of April 30, 2010, of which 24,820 were exercisable as of April 30, 2010.

(2)	22,820 options were outstanding as of April 30, 2010, of which 14,820 were exercisable as of April 30, 2010.

(3)	32,820 options were outstanding as of April 30, 2010, of which 24,820 were exercisable as of April 30, 2010.

(4)	13,000 options were outstanding as of April 30, 2010, of which 10,000 were exercisable as of April 30, 2010.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options granted to employees under the 2002 Stock Option Plan, which were approved by the Board of Directors, and the 2006 and 2007 Incentive Stock Plans approved by the Board of Directors and shareholders, as well as certain shares that may be issued upon the exercise of options under the 2002 Stock Option Plan, that were issued to consultants, which were not approved by the Board of Directors.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)
Equity compensation plan approved by board of directors (1)	68,153	$5.04	205,997

Equity compensation plan approved by security holders (2)	286,952	$6.32	41,472

Equity compensation plan approved by security holders (3)	242,500	$3.85	145,000

Total	597,605	$5.17	392,469

(1)
We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 416,667 shares of our common stock were reserved for grant (the “2002 Plan”).  As of April 30, 2010, included above in the 2002 Plan were 68,153 shares issuable upon exercise of options granted to employees and directors.

(2)
We established the 2006 Incentive Stock Plan, under which 400,000 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock.  As of April 30, 2010, 286,952 shares were issuable upon exercise of options granted to employees and directors.

(3)
We established the 2007 Incentive Stock Plan, under which 400,000 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock.  As of April 30, 2010, 242,500 shares were issuable upon exercise of options granted to employees and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the following transactions, there were no affiliations between us and the other parties.  As a result of these transactions, the other parties became affiliates.  The obligations resulting from these transactions were ongoing after the close, resulting in payoffs to the other parties who became affiliates.

In connection with the acquisition of the Suisun City Operations, we assumed a lease with a living trust established by Gary Walker, one of our executive vice presidents, who is the trustee and whose heirs are the beneficiaries of the trust. The lease is for a building and land located in Suisun City, California, which is occupied by our Suisun City Operations. The lease calls for monthly rental payments of $7,805, with annual increases, calculated using the San Francisco-Oakland-San Jose Consolidated Metropolitan Statistical Area Consumer Price Index. For each of the fiscal years ended April 30, 2010 and 2009, the rents paid for this lease were $94,128 and $93,660, respectively.  We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

On July 19, 2006, we acquired the Sarasota Operations and we lease our Sarasota, Florida location from a trust, of which one of the former shareholders of the Sarasota Operations is the trustee. For the fiscal years ended April 30, 2010 and 2009, the rents paid for this lease were $55,714 and $54,091, respectively.  We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

We lease our Trenton, New Jersey location from Voacolo Properties LLC, of which the former shareholders of the Trenton Operations are the members. For the fiscal years ended April 30, 2010 and 2009, the rents paid for this lease were $66,000 and $60,000, respectively.  We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

In connection with the acquisition of the China Operations in fiscal 2007, our joint venture partner provided the office building for the China Operations rent free during the fiscal year ended April 30, 2010.  We expect to enter into a lease with the joint venture partner in fiscal 2011.

As of April 30, 2010, the China Operations had outstanding loans due to our joint venture partner, Taian Gas Group (TGG), totaling $3,288,294, of which $2,783,785 matures on December 31, 2010, and bears interest at 6.87%. The remaining balance of $504,509 is due on demand and represents interest accrued and working capital loans from TGG to the China Operations in the normal course of business. The China Operations revenue earned from TGG and subsidiaries is $388,845 and $76,210 for the years ended April 30, 2010 and 2009, respectively. The China Operations accounts receivable due from TGG and subsidiaries is $88,857and $171,393 as of the years ended April 30, 2010 and 2009, respectively.

PROPOSALS OF SHAREHOLDERS FOR THE 2011 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2011 annual meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).   To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341, Attention: Secretary, no later than July 15, 2011 (120 days before the anniversary of this year’s mailing date).

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such annual meeting of stockholders, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the Annual Meeting.

In addition, our Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an annual meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 60 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 90 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s annual meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary at least (a) 60 calendar days before the date for the annual meeting to be held or 10 calendar days following the date on which public announcement of the date for the annual meeting is first made by the Company, and (b) no more than 90 calendar days before the date for the annual meeting.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Company’s Board of Directors; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer and
Chairman of the Board of Directors

Exton, Pennsylvania
November 19, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 21, 2010.

This Proxy Statement and our 2010 Annual Report on Form 10-K are available at: http://www.allianceproxy.com/wpcs/2010

FOLD AND DETACH HERE

PROXY

WPCS INTERNATIONAL INCORPORATED
PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 21, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ANDREW HIDALGO and JOSEPH HEATER and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 21, 2010, at 8:00 a.m., local time, at the Fairfield Inn, located at 5 N. Pottstown Pike, Exton, Pennsylvania 19341 or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS
1. ELECTION OF DIRECTORS	FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
Nominees:			2. Proposal to approve appointment
Andrew Hidalgo	☐	☐	of J.H. Cohn LLP as independent	☐	☐	☐
Michael Doyle	☐	☐	registered public accounting firm
Norm Dumbroff	☐	☐
Neil Hebenton	☐	☐
William Whitehead	☐	☐

(Except nominee(s) written above.)

If you plan to attend the Annual Meeting please mark this box ☐
Dated:

Signature

Name (printed)

Title
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.